UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2023 vascular biogenics ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 HaSatat St.
Modi’in, Israel	7178106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972-8-9935000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.01 each	VBLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 12, 2023, Vascular Biogenics Ltd. (“VBL”) convened an annual and special meeting (the “Meeting”), at which VBL’s shareholders voted on the proposals set forth below relating to the proposed business combination between VBL and Notable Labs, Inc. (“Notable”). On February 22, 2023, VBL entered into an Agreement and Plan of Merger (the “Merger Agreement”) among VBL, Notable, and Vibrant Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of VBL. The proposals are described in detail in VBL’s definitive proxy statement/prospectus/information statement filed with the U.S. Securities and Exchange Commission (“SEC”) on September 5, 2023 (as amended or supplemented thereafter) (the “Proxy Statement”) and first mailed to VBL’s shareholders on or about September 5, 2023. The final voting results regarding each proposal are set forth below. There were 77,640,467 VBL ordinary shares, par value NIS 0.01 (“VBL Ordinary Shares”) outstanding and entitled to vote at the Meeting, and 52,302,411 VBL Ordinary Shares were represented in person or by proxy at the Meeting, which number constituted a quorum.

Proposal No. 1. Approval of the issuance of VBL Ordinary Shares to the Notable stockholders in accordance with the terms of the Merger Agreement and the change of control resulting from the Merger pursuant to the rules of The Nasdaq Stock Market LLC.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
36,200,301	268,972	216,066	15,617,072

Proposal No. 2. Approval of the following modifications to VBL’s share capital, effective as of the effective time of the Merger (the “Effective Time”) under the Merger Agreement:

A.	a reverse share split of VBL Ordinary Shares by a ratio of between 10:1 and up to 50:1, inclusive such that each 10 to 50 VBL Ordinary Shares, including without limitations shares underlying any options to purchase shares of VBL, shall be combined into 1 VBL Ordinary Share, to be effective at the specific ratio and on a date to be determined by the Board (the “VBL Reverse Share Split”).

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
51,492,150	555,993	254,268	0

B.	increasing VBL’s registered share capital by up to NIS 10,000,000 and the creation of up to additional 1,000,000,000 VBL Ordinary Shares, subject to any adjustments required pursuant to the Merger and the VBL Reverse Share Split, as shall be further determined by the VBL board of directors (the “VBL Share Capital Increase”).

Following such increase, the registered share capital of VBL shall be up to NIS 12,000,000.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
35,375,589	1,081,622	228,128	15,617,072

Proposal No. 3. Approval of the change of VBL’s name to “Notable Labs, Ltd.” (the “Name Change”) or a similar name approved by the Israeli Registrar of Companies, effective as of the Effective Time under the Merger Agreement.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
51,923,655	110,549	268,207	0

Proposal No. 4. Approval of an amendment to the Amended and Restated Articles of Association of VBL (the “Articles”) (with respect to subsections (i)-(iii), subject to the approval of the VBL Share Capital Increase, the VBL Reverse Share Split and the Name Change), to reflect: (i) the VBL Share Capital Increase, (ii) the VBL Reverse Share Split, (iii) the Name Change, and (iv) the modification to the legal quorum required for VBL’s general meeting of shareholders, which shall consist of at least one (1) shareholder who holds or represents at least 33 1/3% of the voting rights in VBL, effective as of the Effective Time under the Merger Agreement.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
36,142,710	239,443	303,186	15,617,072

Proposal No. 5. Approval of the grant of 700,000 (pre-VBL Reverse Share Split) Restricted Share Units (“VBL RSUs”) to Prof. Dror Harats in August 2022, under the VBL Employee Share Ownership and Option Plan (2014) and subject to the execution of VBL’s standard RSU Agreement. The VBL RSUs were granted as a retention incentive, in lieu of a cash retention award, as an incentive for Prof. Harats to remain employed with VBL through the strategic process and create maximal value, and Prof. Harats has met this obligation. The VBL RSUs shall vest upon and in the manner approved by the compensation committee and the VBL board of directors.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
23,706,976*	11,558,836	1,419,527	15,617,072

* Including 1,138,975 VBL Ordinary Shares voted by Prof. Harats.

Proposal No. 6. Approval of the advisory, non-binding vote on Merger-related executive compensation for VBL’s executive officers.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
25,855,157	9,465,794	1,364,388	15,617,072

Proposal No. 7. Approval of the nomination and compensation terms of the Chief Executive Officer, effective as of the Effective Time under the Merger Agreement.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
34,820,603	1,596,447	268,289	15,617,072

Proposal No. 8. Approval of the nomination of each of Dr. Thomas A. Bock; Peter Feinberg; Michele Galen; and Tuomo Pätsi as directors (or independent directors as may be relevant) and their compensation and indemnification terms effective as of the Effective Time under the Merger Agreement.

This proposal was approved as to each individual by the requisite vote of VBL’s shareholders.

Dr. Thomas A. Bock

For	Against	Abstain	Broker Non-Votes
34,817,683	1,597,419	270,237	15,617,072

Peter Feinberg

For	Against	Abstain	Broker Non-Votes
34,651,564	1,110,170	923,605	15,617,072

Michele Galen

For	Against	Abstain	Broker Non-Votes
34,652,479	1,110,563	922,297	15,617,072

Tuomo Pätsi

For	Against	Abstain	Broker Non-Votes
34,649,989	1,109,472	925,878	15,617,072

Proposal No. 9. Approval of the nomination of each of Thomas I. H. Dubin and Thomas Graney as external directors (as defined under Israeli law) and their compensation and indemnification terms, effective as of the Effective Time under the Merger Agreement.

This proposal was approved as to each individual by the requisite vote of VBL’s shareholders.

Thomas I. H. Dubin

For	Against	Abstain	Broker Non-Votes
34,621,466	1,141,064	922,809	15,617,072

Thomas Graney

For	Against	Abstain	Broker Non-Votes
34,620,266	1,141,264	923,809	15,617,072

Proposal No. 10. Approval of the advisory vote on the proposed sale of VB-601.

This proposal was approved by the requisite vote of VBL’s shareholders.

For	Against	Abstain	Broker Non-Votes
28,552,849	6,411,216	1,721,274	15,617,072

Proposal No. 11. To authorize the adjournment or postponement of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of VBL Proposal Nos. 1-4.

This proposal was approved by the requisite vote of VBL’s shareholders, but adjournment of the Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Meeting to approve Proposal Nos. 1-4.

Item 8.01 Other Events.

On October 12, 2023, VBL issued a press release announcing the results of the Meeting. A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Press Release, dated October 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR BIOGENICS LTD.

Date: October 12, 2023	By:	/s/ Dror Harats
	Name:	Dror Harats
	Title:	Chief Executive Officer